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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the MPSI Systems Inc. 1998 Stock Plan of our report dated November 30, 1999, with respect to the consolidated financial statements and schedule of MPSI Systems Inc. included in its Annual Report (Form 10-K) for the year ended September 30, 1999, filed with the Securities and Exchange Commission.





Tulsa, Oklahoma
January 20, 2000